Exhibit 10.1

THIRD LOAN MODIFICATION AGREEMENT

This Third Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of September 10, 2012 by and among (a) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and (b) AXCELIS TECHNOLOGIES, INC., a Delaware corporation (“ATI”) and AXCELIS TECHNOLOGIES CCS CORPORATION, a Delaware corporation (“ATCC”), each with offices located at 108 Cherry Hill Drive, Beverly, Massachusetts 01915 (ATI and ATCC are referred to herein, individually and collectively, jointly and severally, as “Borrower”).

DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of April 25, 2011, evidenced by, among other documents, a certain Second Amended and Restated Loan and Security Agreement dated as of April 25, 2011, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of December 27, 2011, between Borrower and Bank, and as further amended by a certain Second Loan Modification Agreement dated as of March 5, 2012, between Borrower and Bank (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the intellectual property as described in a certain Amended and Restated Intellectual Property Security Agreement dated as of March 12, 2010, between ATI and Bank, as amended by a certain First Amendment to Amended and Restated Intellectual Property Security Agreement dated as of April 25, 2011, between ATI and Bank, and as further amended by a certain Second Amendment to Intellectual Property Security Agreement (the “Second Amendment to IP Agreement”) dated March 5, 2012, between ATI and Bank (as amended, supplemented, restated or otherwise modified, the “IP Security Agreement”) (together with the Loan Agreement and any other documents granting collateral security to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations, shall be referred to as the “Existing Loan Documents”.

DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

The Loan Agreement shall be amended by deleting the following appearing as Section 6.9(b) thereof (entitled “Minimum Adjusted Net Income”):

“(b)         Minimum Adjusted Net Income.  Borrower and its Subsidiaries, on a consolidated basis, shall achieve Adjusted Net Income of at least (i) $3,000,000 for the trailing six (6) month period ending on the last day of the fiscal quarter ending March 31, 2011; (ii) $5,000,000 for each trailing six (6) month period ending on the last day of the fiscal quarters ending June 30, 2011 and September 30, 2011; (iii) ($3,000,000.00) for the trailing six month period ending on the last day of the fiscal quarter ending December 31, 2011; (iv) ($6,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending March 31, 2012; (v) ($9,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending June 30, 2012; (vi) $1.00 for the trailing six (6) month period ending on the last day of the fiscal quarter ending September 30, 2012; (vii) $2,500,000.00 for the trailing six (6) month period ending on the last day of the fiscal quarter ending December 31, 2012; and (viii) for the trailing six (6) month period ending on March 1, 2013, and for each trailing six month period ending on the last day of each fiscal quarter thereafter, an amount that is $1,000,000.00 greater than the required minimum Adjusted Net Income for the immediately preceding trailing six (6) month period ending on the last day of the immediately preceding calendar quarter.”

and inserting in lieu thereof the following:

“(b)         Minimum Adjusted Net Income.  Borrower and its Subsidiaries, on a consolidated basis, shall achieve Adjusted Net Income of at least (i) $3,000,000 for the trailing six (6) month period ending on the last day of the fiscal quarter ending March 31, 2011; (ii) $5,000,000 for each trailing six (6) month period ending on the last day of the fiscal quarters ending June 30, 2011 and September 30, 2011; (iii) ($3,000,000.00) for the trailing six month period ending on the last day of the fiscal quarter ending December 31, 2011; (iv) ($6,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending March 31, 2012; (v) ($9,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending June 30, 2012; (vi) ($10,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending September 30, 2012; (vii) ($13,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending December 31, 2012; (viii) ($6,500,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending March 31, 2013; (ix) ($4,500,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending June 30, 2013; (x) ($3,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending September 30, 2013; and (xi) for the trailing six (6) month period ending on December 31, 2013, and for each trailing six month period ending on the last day of each fiscal quarter thereafter, in each case the amount that is $1,000,000.00 greater than the required minimum Adjusted Net Income for the immediately preceding trailing six (6) month period ending on the last day of the immediately preceding calendar quarter.”

The Loan Agreement shall be amended by inserting the following text to appear at the end of the definition entitled “Borrowing Base” appearing alphabetically in Section 13.1 thereof:

“Notwithstanding the foregoing, Bank may reduce, suspend or eliminate the Non-Formula Amount in its sole discretion at any time.”

The Compliance Certificate appearing as Exhibit B to the Loan and Security Agreement shall be amended by deleting the following text appearing in Schedule 1 thereof:

“II.          Minimum Adjusted Net Income (Section 6.9(b))

Required: at least (i) $3,000,000 for the trailing six (6) month period ending on the last day of the fiscal quarter ending March 31, 2011; (ii) $5,000,000 for each trailing six (6) month period ending on the last day of the fiscal quarters ending June 30, 2011 and September 30, 2011; (iii) ($3,000,000.00) for the trailing six month period ending on the last day of the fiscal quarter ending December 31, 2011; (iv) ($6,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending March 31, 2012; (v) ($9,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending June 30, 2012; (vi) $1.00 for the trailing six (6) month period ending on the last day of the fiscal quarter ending September 30, 2012; (vii) $2,500,000.00 for the trailing six (6) month period ending on the last day of the fiscal quarter ending December 31, 2012; and (viii) for the trailing six (6) month period ending on March 1, 2013, and for each trailing six month period ending on the last day of each fiscal quarter thereafter, an amount that is $1,000,000.00 greater than the required minimum Adjusted Net Income for the immediately preceding trailing six (6) month period ending on the last day of the immediately preceding calendar quarter”

and inserting in lieu thereof the following:

“II.          Minimum Adjusted Net Income (Section 6.9(b))

Required: at least (i) $3,000,000 for the trailing six (6) month period ending on the last day of the fiscal quarter ending March 31, 2011; (ii) $5,000,000 for each trailing six (6) month period ending on the last day of the fiscal quarters ending June 30, 2011 and September 30, 2011; (iii) ($3,000,000.00) for the trailing six month period ending on the last day of the fiscal quarter ending December 31, 2011; (iv) ($6,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending March 31, 2012; (v) ($9,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending June 30, 2012; (vi) ($10,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending September 30, 2012; (vii) ($13,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending December 31, 2012; (viii) ($6,500,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending March 31, 2013; (ix) ($4,500,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending June 30, 2013; (x) ($3,000,000.00) for the trailing six (6) month period ending on the last day of the fiscal quarter ending September 30, 2013; and (xi) for the trailing six (6) month period ending on December 31, 2013, and for each trailing six month period ending on the last day of each fiscal quarter thereafter, an amount that is $1,000,000.00 greater than the required minimum Adjusted Net Income for the immediately preceding trailing six (6) month period ending on the last day of the immediately preceding calendar quarter”

FEES.  Borrower shall pay to Bank a modification fee equal to Five Thousand Dollars ($5,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

RATIFICATION OF IP SECURITY AGREEMENT.  ATI hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement, and acknowledges, confirms and agrees that said IP Security Agreement contains an accurate and complete listing of all registered intellectual property as described in said IP Security Agreement, subject to such changes as have been previously reported to the Bank through June 30, 2012 and other than filings, issuances and expirations in the ordinary course of business since that date, and remains in full force and effect.

RATIFICATION OF PERFECTION CERTIFICATE.  Each Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of April 25, 2011 delivered by such Borrower in favor of Bank (individually and collectively, the “Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information each Borrower provided to Bank in the Perfection Certificate have not changed as of the date hereof, except for changes reflected in the Second Amendment to IP Agreement and other immaterial changes in the ordinary course of business.

CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

AXCELIS TECHNOLOGIES, INC.		SILICON VALLEY BANK

By:	/s/ Mary G. Puma	By:	/s/ Ryan Ravenscroft

Name: Mary G. Puma		Name: Ryan Ravenscroft

Title: Chairman, CEO and President		Title: Vice President

AXCELIS TECHNOLOGIES CCS CORPORATION

By:	/s/ Mary G. Puma

Name: Mary G. Puma

Title: President

The undersigned, Fusion Technology International, Inc., ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Amended and Restated Unconditional Guaranty dated March 12, 2010 (the “FTI Guaranty”) and acknowledges, confirms and agrees that the FTI Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

FUSION TECHNOLOGY INTERNATIONAL, INC.

By:	/s/ Mary G. Puma

Name: Mary G. Puma

Title: President

The undersigned, Fusion Investments, Inc., ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Amended and Restated Unconditional Guaranty dated March 12, 2010 (the “FI Guaranty”) and acknowledges, confirms and agrees that the FI Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

FUSION INVESTMENTS, INC.

By:	/s/ Mary G. Puma

Name: Mary G. Puma

Title: President

The undersigned, High Temperature Engineering Corporation, ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Amended and Restated Unconditional Guaranty dated March 12, 2010 (the “HTEC Guaranty”) and acknowledges, confirms and agrees that the HTEC Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

HIGH TEMPERATURE ENGINEERING CORPORATION

By:	/s/ Mary G. Puma

Name: Mary G. Puma

Title: President

The undersigned, Axcelis Technologies (Israel), Inc., ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Amended and Restated Unconditional Guaranty dated March 12, 2010 (the “ATI Guaranty”) and acknowledges, confirms and agrees that the ATI Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

AXCELIS TECHNOLOGIES (ISRAEL), INC.

By:	/s/ Mary G. Puma

Name: Mary G. Puma

Title: President